Comprehensive Income (Loss)	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss)
8.	Comprehensive Income (Loss)

Comprehensive income (loss) includes our net income (loss) plus the net-of-tax impact of fair value changes in our interest rate swap agreements, which expired on December 31, 2010. Comprehensive income for the three months ended September 30, 2010 was $7.0 million, including $5.2 million of net income and $1.8 million of other comprehensive income ("OCI"). OCI is comprised of changes in fair value, net of tax, on our swap agreements. Accordingly, there was no OCI during 2011.

Comprehensive income for the nine-month period ended September 30, 2010 was $21.2 million, including $15.7 million of net income and $5.5 million of OCI. As discussed in Note 1, the Company was not a party to any derivative financial instrument as of September 30, 2011.

9.	Comprehensive Income (Loss)

Comprehensive income (loss) includes our net income plus the net-of-tax impact of fair market value changes in our interest rate swap agreements, which expired on December 31, 2010. The accumulated elements of other comprehensive loss, net of tax, are included within stockholder's equity on the consolidated balance sheets. Other comprehensive income (loss) for years ended December 31, 2010, 2009 and 2008 was $7.5 million, $4.8 million, and ($4.9) million, respectively. Changes in fair value, net of tax, on our swap agreements amounted to $7.5 million, $4.8 million, and ($4.9) million for the years ended December 31, 2010, 2009 and 2008, respectively. The related deferred tax expense (benefit) was $5.0 million, $3.2 million and ($3.3) million for the years ended December 31, 2010, 2009 and 2008, respectively.